[HARDING LOEVNER]

                   HARDING, LOEVNER FUNDS, INC. (THE "FUND")
                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                              DATED MARCH 1, 2004
                     SUPPLEMENT DATED AS OF OCTOBER 29, 2004




In consideration for certain record keeping and transactional services, each Portfolio is authorized to pay Fidelity Brokerage Services LLC ("FBS") and National Financial Services LLC ("NFS") (together "Fidelity") up to 0.15% of the average daily net assets of each Portfolio held by Fidelity for the benefit of clients participating in certain wealth management programs (subject to the voluntary expense cap). The balance of Fidelity's total fee of 0.35% is paid by Harding Loevner.